UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2020

ADT Inc.

(Exact name of Registrant as specified in its charter)

Delaware	47-4116383
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-38352
(Commission File Number)

1501 Yamato Road Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

(561) 322-7235

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Notes Offerings

On January 16, 2020, ADT Inc. (the “Company”) announced that Prime Security Services Borrower, LLC (the “Issuer”) and Prime Finance Inc. (the “Co-Issuer” and, collectively with the Issuer, the “Issuers”), its indirect wholly owned subsidiaries, are proposing to offer $1,300 million aggregate principal amount of second-priority senior secured notes due 2028 in a private transaction pursuant to Rule 144A and/or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”) (the “Offering”). The Offering is subject to market and other conditions, may be delayed or may not occur as described or at all.

A copy of the press release announcing the Offering is attached to this report as Exhibit 99.1 and incorporated by reference herein.

Conditional Notice of Redemption of the Prime Notes

In addition, on January 16, 2020, the Issuers delivered a Conditional Notice of Redemption (the “Redemption Notice”) with respect to their outstanding 9.250% Second-Priority Senior Secured Notes due 2023 (the “Prime Notes”). The Redemption Notice was issued pursuant to the terms of the Indenture, dated as of May 2, 2016, as amended (the “Indenture”), between the Issuers and Wells Fargo Bank, National Association, as trustee, and provides for the redemption by the Issuers, subject to the condition described below, of all of the outstanding Prime Notes on February 15, 2020 (the “Redemption Date”) at a redemption price (the “Redemption Price”) of $1,046.25 per $1,000 of outstanding principal amount of the Prime Notes plus the accrued and unpaid interest on the Prime Notes so redeemed (the “Redemption”).

The redemption of the Prime Notes is conditioned upon the completion of the Offering on terms and conditions satisfactory to the Issuers (the “Financing Condition”).

In the Issuers’ discretion, the Redemption Date may be delayed until such time as the Financing Condition shall be satisfied. In the Issuers’ discretion, if the Financing Condition is not satisfied on or prior to the Redemption Date (or by the Redemption Date as so delayed), the Redemption Notice may be rescinded by the Issuer and shall be of no effect. The Financing Condition is subject to market and other conditions, and may not occur as described or at all. As a result, there can be no assurance that the Redemption will occur on February 15, 2020 or at all.

Recent Developments

Our consolidated financial statements for the year ended December 31, 2019 are not yet available. The Company is reiterating its financial outlook ranges for full-year 2019. These financial outlook ranges include Total Revenue of $5.00 billion to $5.15 billion, Adjusted EBITDA of $2.47 billion to $2.50 billion, Free Cash Flow before special items of $570 million to $610 million and Gross Customer Revenue Attrition of approximately 13.5%. Our financial closing procedures for the three months and year ended December 31, 2019 are not yet complete. As a result, our actual results for the year ended December 31, 2019 may differ materially from the preliminary estimated financial results included in our financial outlook ranges for full-year 2019 upon the completion of our financial closing procedures, final adjustments, and other developments that may arise prior to the time our 2019 financial results are finalized.

The Company is not providing a quantitative reconciliation of its financial outlook for Adjusted EBITDA and Free Cash Flow before special items to net income (loss) and net cash provided by operating activities, which are their respective corresponding GAAP measures, because these GAAP measures that are excluded from the Company’s non-GAAP financial outlook are difficult to reliably predict or estimate without unreasonable effort due to their dependence on future uncertainties. Additionally, information that is currently not available to the Company could have a potentially unpredictable and potentially significant impact on its future GAAP financial results.

The Company is also disclosing under Item 7.01 of this Current Report on Form 8-K the information attached to this report as Exhibit 99.2, which information is incorporated by reference herein. This information, which has not been previously reported, was provided on January 16, 2020, to potential investors.

The information in this Item 7.01 and the exhibits hereto is furnished solely pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act, if such subsequent filing specifically references this Form 8-K.

Forward Looking Statements

ADT has made statements in this filing and other reports, filings, and other public written and verbal announcements that are forward-looking and therefore subject to risks and uncertainties. All statements, other than statements of historical fact, included in this document are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, and other matters. Any forward-looking statement made in this filing speaks only as of the date on which it is made. ADT undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. ADT cautions that these statements are subject to risks and uncertainties, many of which are outside of ADT’s control and could cause future events or results to be materially different from those stated or implied in this document, or to occur at all, including among others, risk factors that are described in the ADT Annual Report on Form 10-K and other filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document

99.1	Press Release, dated January 16, 2020 announcing the Notes Offering

99.2	Disclosure provided to potential investors

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 16, 2020	ADT Inc.

	By:	/s/ Jeffrey Likosar
Jeffrey Likosar
Chief Financial Officer

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